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Exhibit 99.1

November 3, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read and agree with the comments in Item 4.01 of Form 8-K of Ortec International, Inc. dated November 3, 2004.


/s/ Grant Thornton LLP